Financial instruments and financial risk management	6 Months Ended
Jun. 30, 2023
Financial instruments and financial risk management
Financial instruments and financial risk management

21.Financial instruments and financial risk management

Financial risks arising in the normal course of business from the Group’s operations comprise market risk (including commodity price risk, currency risk and interest rate risk), credit risk and liquidity risk. It is the Group’s policy and practice to identify and, where appropriate and practical, actively manage such risks to support its objectives in managing its capital and future financial security and flexibility. The Group’s finance and risk professionals monitor, manage and report regularly to senior management and the Board of Directors on the approach and effectiveness in managing financial risks along with the financial exposures facing the Group.

The key financial risk factors that arise from the Group’s activities, including the Group’s policies for managing these risks, are outlined below.

(a)Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises commodity price risk, currency risk and interest rate risk as follows:

Commodity price risk

The Group is subject to price risk associated with fluctuations in the market prices for copper and silver. A significant change in commodity prices could have a material effect on the Group’s revenues and financial instruments, including certain derivative instruments and contingent consideration whose values fluctuate with changes in the prices of copper or silver (Note 22). The Group closely monitors trends in the market prices of copper, silver and other metals as part of its routine activities, as these trends could significantly impact future cash flows. For all periods prior to 1 July 2023, the Group has chosen not to enter into any commodity price hedges. As at 30 June 2023, the Group estimates that a 10% increase (decrease) in commodities sold with provisional pricing feature, with all other variables held constant, would result in an increase (decrease) of $1,441 thousand in profit after tax.

Currency risk

The U.S. dollar is the functional currency of the entities collectively forming the Group. Currency risk is the risk of loss from movements in exchange rates related to transactions and balances in currencies other than the U.S. dollar. Such transactions include operating expenditure, capital transactions, and purchases in currencies other than the functional currency.

21.Financial instruments and financial risk management (continued)

The Group’s primary operations are located in Australia, therefore, transactions are predominantly denominated in Australian and U.S. dollars. These transactions are not generally hedged. The Group buys foreign currencies at spot rates to settle local currency operating expenditure and is therefore largely exposed to volatility in exchange rates.

The Group’s loans and borrowings are denominated in U.S. dollars.

The carrying amounts of the Group’s foreign currency denominated monetary assets and monetary liabilities as at 30 June 2023 are as follows:

	Australian
Local currency thousand	Dollar	Euro	Total
As at 30 June 2023
Cash and cash equivalents	10,565	—	10,565
Trade and other receivables	2,305	—	2,305
Trade and other payables	(20,720)	(18)	(20,738)
Other financial liabilities	(609)	—	(609)
Lease liabilities	(16,247)	—	(16,247)
Total	(24,706)	(18)	(24,724)

As at 31 December 2022 and 1 January 2022, the Group’s exposure to foreign currency risk was immaterial.

The following table details the Group’s estimated sensitivity to a 10% increase (decrease) in the U.S. dollar against the relevant foreign currencies as a result of translating the Group’s foreign currency denominated monetary assets and monetary liabilities. 10% is the sensitivity rate used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in foreign exchange rates.

A positive number below indicates an increase in profit where the U.S. dollar strengthens 10% against the relevant currency. For a 10% weakening of the U.S. dollar against the relevant currency, there would be a comparable impact on the profit and the balances below would be negative.

	Six months ended 30 June
US$ thousand	2023	2022
Australian Dollar
Profit or loss	2,471	—

Other
Profit or loss	2	—

Interest rate risk

Interest rate risk is the risk that the fair values or future cash flows of the Group’s financial instruments will fluctuate in response to changes in market interest rates. The Group’s exposure to interest rate risk arises from the interest rate effect on its cash and cash equivalents and loans and borrowings. Certain of the Group’s loans and borrowings include a floating interest rate component. As at 30 June 2023, the Group estimates that a 1% increase (decrease) in interest rates, with all other variables held constant, would result in an increase (decrease) of $300 thousand to interest expense. The Group closely monitors its exposure to interest rate risk and has not entered into any contracts to manage this risk.

21.Financial instruments and financial risk management (continued)

(b)Credit risk

Credit risk arises from the possibility that counterparties may not be able to settle obligations due to the Group within their agreed payment terms. Financial assets which potentially expose the Group to credit risk consist principally of cash and cash equivalents and trade and other receivables.

The Group invests only in highly rated investment grade instruments that have maturities of 90 days or less and which are liquid after 30 days or less into a known amount of cash. As part of its cash management process, the Group also regularly monitors the relative credit standing of the institutions with which it invests or maintains available cash.

During the normal course of business, the Group provides credit to its customer. Although the receivables resulting from these transactions are not collateralised, the Group has not experienced significant problems with the collection of receivables given the Group’s only customer is Glencore International AG in Switzerland, which represents 100% of trade receivables and total revenue. A significant change in the creditworthiness of Glencore could have a material adverse effect on the Company’s financial position.

(c)Liquidity risk

Liquidity risk is the risk that the Group is unable to meet its payment obligations when due, or that it is unable, on an ongoing basis, to borrow funds in the market on an unsecured or secured basis at an acceptable price to fund actual or proposed commitments.

Prudent liquidity risk management implies maintaining sufficient cash and cash equivalents and availability of adequate committed funding facilities. The Group’s credit profile and funding sources ensure that sufficient liquid funds are maintained to meet its liquidity requirements. As part of its liquidity management, the Group closely monitors and plans for its future capital expenditure well ahead of time.

As at 30 June 2023, the Group had available cash amounting to $43,732 thousand (31 December 2022: $42 thousand; 1 January 2022: $955 thousand).

As at 30 June 2023, the maturity profile of the Group’s financial liabilities based on contractual terms is as follows:

		Contractual cash flows
	Carrying			More than
US$ thousand	amount	Within 1 year	1 - 2 years	2 years
30 June 2023
Trade payables and accrued liabilities	63,754	63,754	—	—
Lease liabilities – undiscounted	16,247	6,108	6,107	6,107
Mezzanine Debt Facility	75,663	—	—	135,000
Senior Syndicated Facility Agreement	195,121	29,590	37,430	137,940
Copper Purchase Agreement	79,859	493	11,562	181,477
Silver Purchase Agreement	75,264	12,462	9,138	107,424
	505,908	112,407	64,237	567,948

31 December 2022
Trade payables and accrued liabilities	927	927	—	—
Promissory note – related party	786	786	—	—
	1,713	1,713	—	—